                                                                 Exhibit 10.25.8


                              EIGHTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


          EIGHTH AMENDMENT, dated as of December 28, 1999 (this "Amendment"), to
                                                                 ----------
the Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR PHARMACEUTICAL,
                                              -------
INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL RESOURCES, INC., a
                                 ---------
New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES, INC., a New York
                         ------
corporation ("NRI"), and PARCARE, LTD., a New York corporation ("ParCare").
              ----                                               --------
Parent, NRI and ParCare are hereinafter referred to as "Guarantors".
                                                        -----------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"); and
----------

          WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1.   Definitions.  Capitalized terms not otherwise defined herein
               -----------
shall have the meanings ascribed to them in the Loan Agreement.

          2.   Amendment to Recitals to the Loan Agreement.  Recital A of the
               -------------------------------------------
Loan Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) by (a) deleting the text "3 years" set forth under the caption "Term:" and inserting in lieu thereof the text "5 years", (b) deleting
         ----
the text under the caption "Unused Line Fee:" and inserting in lieu thereof the
                            ---------------
text "0.25% per annum" and (c) deleting the text under the caption "Prepayment
                                                                    ----------
Fee:" and inserting in lieu thereof the text "1.0% in years three and four; and
---
0.75% in year five".

          3.   Amendments to Section 5 of the Loan Agreement.  Section 5 of the
               ---------------------------------------------   ---------
Loan Agreement is hereby amended as of the Amendment Effective Date as follows:

          (a) Section 5(b) is hereby amended and restated in its entirety to
              ------------
read as follows:

          "(c) except as otherwise permitted in this Section 5 below, make any investment (including any investment in or advance to any other Person for research and development) in, or make or accrue loans or advances of money to, any Person, other than investments for research and development in Persons which are not Credit Parties which, together with the aggregate amount of research and development expenses of the Credit Parties, do not exceed (i) $6,500,000 in any Fiscal Year ending on or before December 31, 1999 and (ii) $10,000,000 in any Fiscal Year ending thereafter;"

          (b) Section 5(c) is amended by deleting clause (v) thereof and the
              ------------
word "and" appearing immediately before such clause and inserting in lieu thereof the following new clauses:

          "(v) Indebtedness of Borrower secured by Borrower's real property in a maximum aggregate amount outstanding (together with any such Indebtedness secured by Borrower's real property set forth as

          Disclosure Schedule (5(c))) and (vi) Indebtedness represented by
          --------------------------
          Capital Lease Obligations; provided, however, that the aggregate
                                     --------  -------
          amount of Indebtedness incurred by Borrower under clauses (v) and (vi) of this Section 5(c) shall not exceed $5,000,000;"

          4.   Amendment to Schedule A to the Loan Agreement.  Schedule A to the
               ---------------------------------------------   ----------
Loan Agreement is hereby amended as of the Amendment Effective Date as follows:

          (a) The definition of "Permitted Encumbrances" is hereby amended by
                                 -----------------------
deleting the word "and" appearing immediately before clause (xiii) thereof and inserting the following new clause immediately after such clause (xiii):

          "; and (xiv) Liens created under Capital Leases securing Capital Lease Obligations permitted under Section 5(c)(vi) of the Agreement."

          (b)    The definitions of "Commitment Maturity Date", "Commitment
                                     -------------------------   ----------
Termination Date", "Fiscal Year" and "Sano Stock Reserve" set forth in Schedule
-----------------   ------------      -------------------              --------
A are hereby deleted in their entirety and the following new definitions are
-
hereby inserted in appropriate alphabetical order:

          `"Commitment Maturity Date" shall mean the earliest of (i) December
            -------------------------
          30, 2001, (ii) the date Lender's obligation to advance funds is terminated and the Obligations are declared to be due and payable pursuant to Section 7.2, and (iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of
          Section 1.2(b)."

          `"Commitment Termination Date" shall mean the earliest of (i) December
            ----------------------------
          30, 2001, (ii) the date of termination of Lender's obligation to advance funds pursuant to Section 7.2, and (iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(b)."

          `"Fiscal Year" shall mean any of the annual accounting periods of
            ------------
          Parent and its Subsidiaries ending on December 31 of each year. Subsequent changes of the fiscal year of Parent and its Subsidiaries shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change."

          `"Sano Stock Reserve" shall mean a reserve in the amount of
            -------------------
          $2,852,800, established pursuant to Section 1.15 hereof; provided,
                                              ------------         --------
          however, that such reserve shall be reduced to (a) $1,426,400 upon
          -------
          receipt by Lender of Borrower's audited Financial Statements and supporting documentation for the Fiscal Year ending December 31, 1999, as required by Section 4.2(d) of the Loan Agreement, so long as no Default shall have occurred and be continuing on the date of such receipt and (b) $-0- upon receipt by Lender of Borrower's audited Financial Statements and supporting documentation for the Fiscal Year ending December 31, 2000, as required by Section 4.2(d) of the Loan Agreement, so long as no Default shall have occurred and be continuing on the date of such receipt."

          5.   Amendment to Schedule D to the Loan Agreement.   Schedule D to
               ---------------------------------------------    ----------
the Loan Agreement is hereby amended as of Amendment Effective Date as follows:

          (a) The last two sentences of Section 2 (including the table set forth therein) is deleted in their entirety and the following new sentence is hereby inserted in lieu thereof: "The" Unused Line Fee Percentage" shall be, with respect to any period, 0.25%."

          (b) Section 4 is hereby deleted in its entirety and the following new section is inserted in lieu thereof:

          "4.  Prepayment Fee:  An amount equal to the Maximum Amount multiplied
               --------------
          by:

               1.00% if Lender's obligation to make or incur Revolving Credit Advances is terminated by Borrower after the second anniversary of the Closing Date and on or before the fourth anniversary of the Closing Date, payable on the Commitment Maturity Date; or

               0.75% if Lender's obligation to make or incur Revolving Credit Advances is terminated by Borrower after the fourth anniversary of the Closing Date and on or before the fifth anniversary of the Closing Date, payable on the Commitment Maturity Date.

          Borrower acknowledges and agrees that (a) it would be difficult or impractical to calculate Lender's actual damages from Borrower's early termination of Lender's Revolving Credit Loan obligations pursuant to
          Section 1.2(b) of the Agreement, (b) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (c) the Prepayment Fees are not intended to be penalties."

          6.   Amendment to Schedule F to the Loan Agreement.   Schedule F to
               ---------------------------------------------    ----------
the Loan Agreement is hereby amended and restated as of Amendment Effective Date in its entirety to read as set forth in Schedule F hereto.

          7.   Amendment to Schedule 1.6 to the Loan Agreement.   Schedule 1.6
               -----------------------------------------------    ------------
to the Loan Agreement is hereby amended as of Amendment Effective Date by deleting the proviso at the end of such Schedule in its entirety and inserting in lieu thereof the following new proviso:

          "provided, that (i) Lender shall have the right to create and adjust
           --------
          eligibility standards and related reserves from time to time in its reasonable credit judgment and (ii) Lender shall establish a reserve against the amount of Eligible Accounts otherwise used in the Borrowing Base calculation for each percentage point that the dilution of Borrower's Accounts (calculated as the average dilution over the rolling 12-month period then ended) exceeds 5%."

          8.   Representations and Warranties.  To induce Lender to enter into
               ------------------------------
this Amendment, each Credit Party hereby represents and warrants that:

               A. The execution, delivery and performance of this Amendment and the performance of the Loan Agreement, as amended hereby (the "Amended Loan
                                                                    ------------
     Agreement"), by each Credit Party signatory thereto: (i) are within their
     ---------
     respective corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

               B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

               C. Each of this Amendment and the Amended Loan Agreement constitutes a legal, valid and binding obligation of each Credit Party signatory thereto enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               D. No Default (other than those waived pursuant hereto) has occurred and is continuing both before and after giving effect to this Amendment.

               E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Loan Agreement or any other Loan Document or any action taken under this Amendment, the Amended Loan Agreement or any other Loan Document.

               F. The representations and warranties of the Credit Parties contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          9.   No Other Amendment/Waivers.  Except as expressly provided in
               --------------------------
Section 2 hereof, the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly provided in Section 3 hereof, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          10.  Outstanding Indebtedness; Waiver of Claims.  Each Credit Party
               ------------------------------------------
hereby acknowledges and agrees that as of December 28, 1999 the aggregate outstanding principal amount of the Revolving Credit Loan is $5,389,464.96.
Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

          11.  Expenses.  Borrower hereby reconfirms its obligations pursuant to
               --------
Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          12.  Effectiveness.  This Amendment shall become effective as of the
               -------------
date hereof (the "Amendment Effective Date") only upon satisfaction in full in
                  ------------------------
the judgment of the Lender of each of the following conditions on or prior to December 29, 1999:

               A.   Amendment.  Lender shall have received two original copies
                    ---------
of this Amendment duly executed and delivered by Lender and each Credit Party.

               B.   Secretarial Certificate.  Lender shall have received in form
                    -----------------------
and substance satisfactory to it a certificate of the Secretary or an Assistant Secretary of each Credit Party certifying (i) the resolutions adopted by its Board of Directors approving this Amendment and the transactions contemplated hereby and (ii) the names and true signatures of the authorized officers of such Credit Party.

               C.   Payment of Expenses.  Borrower shall have paid to Lender all
                    --------------------
costs and expenses (including a non-refundable renewal fee in the amount of $65,000) owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

               D.   Representations and Warranties.  The representations and
                    ------------------------------
warranties of each Credit Party contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

          13.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          14.  Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                               Borrower:
                               --------

                               PAR PHARMACEUTICAL, INC.


                               By: /s/ Dennis O'Connor
                                 -------------------------------------
                               Name:  Dennis O'Connor
                               Title: VP-CFO


                               Lender:
                               ------

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION


                               By: /s/ Martin S. Greenberg
                                  ------------------------------------
                               Name: Martin S. Greenberg
                               Its:  Duly Authorized Signatory


                               Parent:
                               ------

                               PHARMACEUTICAL RESOURCES,
                               INC.

                               By: /s/ Dennis O'Connor
                                  ------------------------------------
                               Name:  Dennis O'Connor
                               Title: VP-CFO



                      (SIGNATURES CONTINUED ON NEXT PAGE)

                               Subsidiary Guarantors:
                               ---------------------

                               NUTRICEUTICAL RESOURCES, INC.

                               By: /s/ Dennis O'Connor
                                 -------------------------------------
                               Name:  Dennis O'Connor
                               Title: VP-CFO

                               PARCARE, LTD.

                               By: /s/ Dennis O'Connor
                                 -------------------------------------
                               Name:  Dennis O'Connor
                               Title: VP-CFO

                                   Schedule F
                              Financial Covenants
PARAGRAPH NUMBERING REDEFINED HERE

          1    Minimum EBIT.  Parent and its Subsidiaries on a consolidated
               ------------
basis shall maintain for each four Fiscal Quarter period, commencing with the four Fiscal Quarter period ending on or about December 31, 1999, EBIT for such period of not less than the amount for such period set forth below:

          Four Fiscal Quarter Period Ending
          ---------------------------------
          on or about:                               Minimum EBIT
          -----------                                -------------

          December 31, 1999                           $(2,500,000)
          March 31, 2000                               (4,000,000)
          June 30, 2000                                (3,600,000)
          September 30, 2000                           (1,500,000)
          December 31, 2000                             1,800,000
          March 31, 2001                                3,000,000
          June 30, 2001                                 5,000,000
          September 30, 2001                            5,500,000
          December 31, 2001                             6,000,000


          2.   Minimum Tangible Net Worth.  Parent and its Subsidiaries on a
               --------------------------
consolidated basis shall maintain, as at the end of each Fiscal Quarter, Tangible Net Worth of not less than the amount for such period set forth below:

          Fiscal Quarter Ending
          ---------------------
          on or about:                        Minimum Tangible Net Worth
          -----------                         --------------------------

          December 31, 1999                         $35,000,000
          March 31, 2000                             34,000,000
          June 30, 2000                              34,000,000
          September 30, 2000                         35,000,000
          December 31, 2000                          36,000,000
          March 31, 2001                             37,000,000
          June 30, 2001                              38,000,000
          September 30, 2001                         39,000,000
          December 31, 2001                          40,000,000

          3.   Capital Expenditures.  Parent and its Subsidiaries on a
               --------------------
consolidated basis shall not make aggregate Capital Expenditures in any Fiscal Year in excess of (i)$7,000,000 for the Fiscal Year ending on or about December 31, 1999, (ii)$4,700,000 for the Fiscal Year ending on or about December 31, 2000 and (iii)$5,000,000 for the Fiscal Year ending on or about December 31, 2001.

For purposes of this covenant in Schedule F the following terms shall have the
                                 ----------
meanings set forth below:

          "EBIT" shall mean, for any period, the Net Income (Loss) of Parent and
           ----
its Subsidiaries on a consolidated basis for such period, plus interest expense,
                                                          ----
tax expense and extraordinary losses and minus extraordinary gains, in each
                                         -----
case, of Parent and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

          "Net Income (Loss)" shall mean with respect to any Person and for any
           -----------------
period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

          "Tangible Net Worth" shall mean, with respect to any Person at any
           ------------------
date, all amounts which, in
accordance with GAAP, would be included under stockholders' equity on a consolidated balance sheet of such Person at such date less the aggregate of all
                                                       ----
intangibles in conformity with GAAP (including Intellectual Property, goodwill, organization expenses, treasury stock, all deferred financing and unamortized debt discount expenses, and all current and non-current deferred tax benefits).

                                      -9-